UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report: November 9, 2016
(Date of earliest event reported)

Commission file number 1-34192

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	94-2896096 (I.R.S. Employer I. D. No.)

160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On November 9, 2016, Maxim Integrated Products, Inc., a Delaware corporation (“Maxim” or the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”). Of the 283,643,397 shares of our common stock outstanding as the record date of September 16, 2016, 258,961,411 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 91% of the outstanding shares of common stock. At the Annual Meeting, the stockholders of the Company (a) elected each of the eight (8) director nominees proposed by the board of directors of the Company; and (b) approved and ratified proposal nos. 2, 3, 4, 5, and 6 submitted for a stockholder vote at the Annual Meeting and described below.

With respect to each such matter, set forth below are, to the extent applicable, the number of votes cast for or against, the number of votes withheld, the number of abstentions and the number of broker non-votes:

Proposal No. 1 - Election of Directors.

Director Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
William P. Sullivan	233,925,553	278,174	24,757,684
Tunç Doluca	233,485,168	718,559	24,757,684
Tracy C. Accardi	233,912,695	291,032	24,757,684
James R. Bergman	209,252,852	24,950,875	24,757,684
Joseph R. Bronson	229,617,402	4,586,325	24,757,684
Robert E. Grady	232,693,957	1,509,770	24,757,684
William D. Watkins	231,206,912	2,996,815	24,757,684
MaryAnn Wright	233,920,418	283,309	24,757,684

Proposal No. 2 - Ratification of the appointment of Deloitte & Touche LLP as Maxim’s Independent Registered Public Accounting Firm for the fiscal year ending June 24, 2017.

Votes For	Votes Against	Abstain	Broker Non-Votes
252,129,758	6,726,166	105,487	n/a

Proposal No. 3 - Ratification and approval of an amendment to Maxim’s 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 1,500,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
230,678,407	2,404,777	1,120,543	24,757,684

Proposal No. 4 - Ratification and approval of an amendment to Maxim’s 1996 Stock Incentive Plan to provide a maximum annual limit on non-employee director compensation for cash and equity.

Votes For	Votes Against	Abstain	Broker Non-Votes
215,474,306	18,482,617	246,804	24,757,684

Proposal No. 5 - Ratification and approval of an amendment to Maxim’s bylaws to designate Delaware as the exclusive forum for the adjudication of certain legal disputes.

Votes For	Votes Against	Abstain	Broker Non-Votes
150,248,358	83,276,498	678,871	24,757,684

Proposal No. 6 - Non-binding advisory vote to approve the compensation of Maxim’s Named Executive Officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
217,499,290	16,369,995	334,442	24,757,684

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2016

Maxim Integrated Products, Inc.

By:	/s/ Bruce E. Kiddoo
Bruce E. Kiddoo
Senior Vice President, Chief Financial Officer and Chief Accounting Officer